Membership Interest Purchase and Wind-Down Agreement between Tedom USA Inc., TEDOM a.s., TTcogen LLC and Tecogen Inc. dated as of March 27, 2018

TABLE OF CONTENTS ARTICLE I PURCHASE AND SALE ........................................................................................ 1 Section 1.01 Purchase and Sale ....................................................................................... 1 Section 1.02 Purchase Price ............................................................................................. 2 Section 1.03 Closing ........................................................................................................ 2 Section 1.04 Transfer Taxes ............................................................................................ 2 Section 1.05 Withholding Taxes ...................................................................................... 2 Section 1.06 LLC Agreement and Side Letter Agreement .............................................. 2 ARTICLE II REPRESENTATIONS AND WARRANTIES OF SELLER ............................ 2 Section 2.01 Organization and Authority of Seller; Enforceability ................................. 3 Section 2.02 No Conflicts; Consents ............................................................................... 3 Section 2.03 Legal Proceedings ....................................................................................... 3 Section 2.04 Ownership of Purchased Membership Interests ......................................... 3 Section 2.05 Brokers ........................................................................................................ 3 Section 2.06 Non-foreign Status ...................................................................................... 3 Section 2.07 LLC Agreement…………………………………………………………...3 Section 2.08 Undisclosed Liabilities……………………………………………………4 Section 2.09 Absence of Certain Changes; Events; and Conditions……………………4 Section 2.10 Material Contracts………………………………………………………...4 Section 2.11 Legal Proceedings and Compliance with the Laws……………………….4 Section 2.12 Seller and Tedom Release…………………………………………………4 Section 2.13 Product Warranties………………………………………………………...5 ARTICLE III REPRESENTATIONS AND WARRANTIES OF BUYER............................. 5 Section 3.01 Organization and Authority of Buyer; Enforceability ................................ 5 Section 3.02 No Conflicts; Consents ............................................................................... 5 Section 3.03 Brokers ........................................................................................................ 6 Section 3.04 Legal Proceedings ....................................................................................... 6 Section 3.05 Buyer and Company Release……………………………………………...6 Section 3.06 Knowledge of Company ............................................................................. 6 Section 3.07 No Other Representations or Warranties .................................................... 6 ARTICLE IV REPRESENTATIONS AND WARRANTIES OF TEDOM ............................ 6 Section 4.01 Organization and Authority of Seller and Enforceability ........................... 6 Section 4.02 No Conflicts and Consents.......................................................................... 7 Section 4.03 Legal Proceedings……………………………………………………..…..7 ARTICLE V CLOSING DELIVERIES ..................................................................................... 7 Section 5.01 Seller’s Deliveries ....................................................................................... 7 Section 5.02 Buyer’s Deliveries ...................................................................................... 8 Section 5.03 Tedom’s Deliveries ..................................................................................... 8

ii ARTICLE VI TAX MATTERS ................................................................................................... 8 Section 6.01 Allocation of Company Income and Loss .................................................. 8 Section 6.02 Tax Audit Procedures ................................................................................. 8 ARTICLE VII INDEMNIFICATION ........................................................................................ 9 Section 7.01 Survival of Representations and Covenants ............................................... 9 Section 7.02 Indemnification By Seller ........................................................................... 9 Section 7.03 Indemnification By Tedom and Buyer or Company ................................... 9 Section 7.04 Indemnification Procedures ...................................................................... 10 Section 7.05 Agreements Related to Product Warranty Liability .................................. 11 Section 7.06 Indemnification in relation with Balance Sheet and Material Contracts . 11 Section 7.07 Payments ................................................................................................... 11 Section 7.08 Tax Treatment of Indemnification Payments ........................................... 11 Section 7.09 Effect of Investigation……………………………………………………11 Section 7.10 Cumulative Remedies…………………………………………………....12 ARTICLE VIII WIND-DOWN PROVISIONS ....................................................................... 12 Section 8.01 Additional Transactions to Be Effected at the Closing ............................. 12 Section 8.02 Agreements and Covenants of Seller and Tedom ..................................... 12 Section 8.03 Post-Closing Covenants of Buyer and Company...................................... 16 Section 8.04 JVA Provisions ......................................................................................... 17 Section 8.05 Confidentiality…………………………………………………………...18 ARTICLE IX MISCELLANEOUS ........................................................................................... 19 Section 9.01 Expenses ................................................................................................... 19 Section 9.02 Further Assurances.................................................................................... 19 Section 9.03 Notices ...................................................................................................... 19 Section 9.04 Headings ................................................................................................... 20 Section 9.05 Severability ............................................................................................... 20 Section 9.06 Entire Agreement ...................................................................................... 20 Section 9.07 Successors and Assigns ............................................................................. 20 Section 9.08 No Third-Party Beneficiaries .................................................................... 20 Section 9.09 Amendment and Modification .................................................................. 20 Section 9.10 Waiver ....................................................................................................... 21 Section 9.11 Governing Law ......................................................................................... 21 Section 9.12 Submission to Jurisdiction ........................................................................ 21 Section 9.13 Waiver of Jury Trial .................................................................................. 21 Section 9.14 Specific Performance ................................................................................ 21 Section 9.15 Counterparts .............................................................................................. 21 Section 9.16 SEC Provisions ......................................................................................... 21 Section 9.17 Independent Contractors ........................................................................... 22 Section 9.18 Recitals; Interpretation .............................................................................. 22

MEMBERSHIP INTEREST PURCHASE AND WIND-DOWN AGREEMENT This Membership Interest Purchase and Wind-Down Agreement (this “Agreement”), dated as of March __, 2018, is entered into between Tedom USA Inc., a Delaware corporation (“Seller”), Tecogen Inc., a Delaware corporation (“Buyer”), TTcogen LLC, a Delaware limited liability company (the “Company”), and TEDOM a.s., a corporation organized under the laws of the Czech Republic (“Tedom”). RECITALS WHEREAS, Seller owns 50% of the outstanding Membership Interests (as defined in the LLC Agreement (as defined below) of the Company (the “Purchased Membership Interests”); and WHEREAS, Buyer owns 50% of the outstanding Membership Interests (as defined in the LLC Agreement) of the Company; and WHEREAS, Seller, Buyer, Company and Tedom were parties to that certain Joint Venture Agreement dated as of May 19, 2017 (the “JVA”), pursuant to which the Company’s Limited Liability Company Agreement (attached as Exhibit A) (the “LLC Agreement”) was contemplated and which such JVA has since been terminated in accordance with its terms and such termination is hereby ratified; and WHEREAS, Seller wishes to sell to Buyer, and Buyer wishes to purchase from Seller, the Purchased Membership Interests, subject to the terms and conditions set forth herein; and WHEREAS, in connection with the winding down of the relationship formed by the JVA, Seller, Buyer, Company and Tedom wish to define their respective rights and obligations with respect thereto, and the parties hereby acknowledge that all of the provisions of the JVA are terminated in their entirety with no further force and effect, including any which state they survive termination or otherwise state that they continue to apply to any party. NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: ARTICLE I PURCHASE AND SALE Section 1.01 Purchase and Sale. Subject to the terms and conditions set forth herein, at the Closing (as defined herein), Seller shall sell to Buyer, and Buyer shall purchase from Seller, all of Seller’s right, title and interest in and to the Purchased Membership Interests, free and clear of any mortgage, pledge, lien, charge, security interest, claim or other encumbrance (“Encumbrance”), except under the LLC Agreement or as otherwise set forth herein, for the consideration specified in Section 1.02. For purposes hereof, all of Seller’s right title and interest in and to the Purchased Membership Interests shall include, but is not limited to, (i) the Seller’s Capital Account in the Company as of the Closing Date, (ii) from and after the Closing Date, the Seller’s right to the Company’s distributive share of Net Income, Net Losses and other items of

2 income, gain, loss and deduction of the Company; (iii) from and after the Closing Date, the Seller’s distributive share of the assets of the Company; (iv) from and after the Closing Date, the Seller’s right to vote on, consent to or otherwise participate in any decision of the Members as provided in the LLC Agreement; and (v) from and after the Closing Date, the Seller’s right in and to any and all other benefits to which Seller may be entitled in respect of the Membership Interests as provided in the LLC Agreement or the Delaware Act. Certain defined terms used in this Section 1.01 shall have the meanings assigned to them in the LLC Agreement. Section 1.02 Purchase Price. The aggregate purchase price for the Purchased Membership Interests shall be one United States dollar ($1.00) (the “Purchase Price”). The Buyer shall pay the Purchase Price to Seller at the Closing (as defined herein) in cash. Section 1.03 Closing. The closing of the transactions contemplated by this Agreement to occur at the closing (the “Closing”) shall take place simultaneously with the execution of this Agreement on the date of this Agreement (the “Closing Date”) at a location agreed to between the parties. The Closing shall be deemed to occur at 12:01 a.m. on the Closing Date. Section 1.04 Transfer Taxes. Each of Buyer and Seller shall pay fifty percent (50%) of any sales, use or transfer taxes, documentary charges, recording fees or similar taxes, charges, fees or expenses, if any, that become due and payable as a result of the purchase and sale of the Purchased Membership Interests. Section 1.05 Withholding Taxes. Buyer and the Company shall be entitled to deduct and withhold from the payments set forth on Exhibit C attached hereto all taxes that Buyer and the Company may be required to deduct and withhold in connection with the purchase and sale of the Purchased Membership Interests under any provision of applicable tax law. All such withheld amounts shall be treated as delivered to Seller hereunder. Section 1.06 LLC Agreement and Side Letter Agreement. Immediately upon Closing, Seller shall no longer be a Member of Company in any respect, and neither Tedom nor Seller shall be bound by any provision contained in the LLC Agreement or that certain side letter agreement, dated May 19, 2016, among Buyer, Seller and Tedom for the period following the execution of this Agreement including without limitation any provision stating that any such provision extends for a longer period of time or otherwise survives and continue to apply except to the extent that such provisions relate to the period prior to the execution of this Agreement. Section 1.07 Tedom Products. Tedom Products are defined as all products obtained by the Company or Buyer from Seller or Tedom, during the course of the JVA and all products that Buyer or Company purchases from Tedom under Article VIII of this Agreement. ARTICLE II REPRESENTATIONS AND WARRANTIES OF SELLER Seller represents and warrants to Buyer that the statements contained in this ARTICLE II are true and correct as of the date hereof. For purposes of this ARTICLE II, “Seller’s Knowledge,” “Knowledge of Seller” and any similar phrases shall mean the actual or constructive knowledge of any director or officer of Seller, after due inquiry.

3 Section 2.01 Organization and Authority of Seller; Enforceability. Seller is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware. Seller has full corporate power and authority to enter into this Agreement and the documents to be delivered hereunder, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement and the documents to be delivered hereunder have been duly executed and delivered by Seller, and (assuming due authorization, execution and delivery by other Parties to this Agreement) this Agreement and the documents to be delivered hereunder constitute legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms. Section 2.02 No Conflicts; Consents. The execution, delivery and performance by Seller of this Agreement and the documents to be delivered hereunder, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with the certificate of incorporation, by-laws or other organizational documents of Seller; (b) violate or conflict with any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Seller; or (c) result in any violation, conflict with or constitute a default under the Company’s organizational documents or the LLC Agreement. No consent, approval, waiver or authorization not already obtained is required to be obtained by Seller from any person or entity (including any governmental authority) in connection with the execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby. Section 2.03 Legal Proceedings. There is no claim, action, suit, proceeding or governmental investigation (“Action”) pending or, to Seller’s Knowledge, threatened against or by Seller (a) relating to or affecting the Purchased Membership Interests or the transactions entered into with third parties in connection with the JVA; or (b) that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. To Seller’s Knowledge, no event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action. Section 2.04 Ownership of Purchased Membership Interests. (a) Seller is the sole, legal, beneficial, record and equitable owner of the Purchased Membership Interests, free and clear of all Encumbrances whatsoever except as may be set forth in the LLC Agreement. (b) Other than the organizational documents of the Company, there are no voting trusts, proxies or other agreements or understandings in effect with respect to the voting or transfer of any of the Purchased Membership Interests. Section 2.05 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Seller. Section 2.06 Non-foreign Status. Seller is not a foreign person as such term is used in Treasury Regulation Section 1.1445-2.

4 Section 2.07 LLC Agreement. Attached hereto as Exhibit A is the LLC Agreement, which agreement is for Seller and Tedom in full force and effect until Closing Date. All capitalized terms not defined herein will have the meanings set forth in the LLC Agreement. Section 2.08 Undisclosed Liabilities. To the Seller’s Knowledge the Company has no undisclosed monetary commitments, except (a) those which are contained in the balance sheets dated September 30, 2017 and attached hereto as Exhibit B (“Balance Sheet”), and (b) those which have been incurred in the ordinary course of business consistent with past practice since the date of the Balance Sheet and which are not, individual or in the aggregate, material in amounts. Section 2.09 Absence of Certain Changes, Events, and Conditions. Since the date of the Balance Sheets, and other than in the ordinary course of business consistent with past practice to the Seller’s Knowledge there has not been, with respect to the Company any of the following: (a) Issuance, sale or other disposition of, or creation of any Encumbrance on the Purchased Membership Interest or of any of the Company’s assets, tangible or intangible; (b) Entry into any contracts or the acceleration, termination, material modification, or cancellation to any material Contracts; (c) Any incurrence, assumption, or guarantee of any indebtedness for borrowed money; or (d) Any grant of bonuses, whether monetary or otherwise, or any promise of continued employment after the Closing Date to any former or current employee of the Company. Section 2.10 Material Contracts. To the Seller’s and Tedom’s Knowledge the Material Contracts listed in Exhibit D are all the current Material Contracts of the Company. As used in this Section 2.10 “Material Contracts” means all contracts, leases, deeds, mortgages, licenses, instruments, notes, commitments, undertakings, indentures, joint ventures, and all other agreements, commitments, and legally binding arrangements, whether written or oral. Section 2.11 Legal Proceedings and Compliance with Laws. (a) To the Seller’s Knowledge there are no actions pending or threatened against the Company. No event has occurred or circumstances exist that may give rise to, or serve as a basis for any such Action. (b) To the Seller’s Knowledge the Company has complied, and is now complying with all laws applicable to it or its business, properties or assets. Section 2.12. Seller and Tedom Release. Subject to Buyer’s full performance of this Agreement and each document entered into pursuant hereto, each of Seller and Tedom does hereby release and discharge Buyer from any and all claims, obligations, liabilities, debts, and causes of action, whether known or unknown, that Seller or Tedom, respectively, now has or may hereafter have or assert, relating to, or in connection with, any acts, transactions, occurrences, omissions, or

5 facts that have occurred on or before the Closing Date, that relate to the JVA or LLC Agreement. Each party acknowledges and agrees that this release does not extend to any representations, warranties and covenants contained in, and rights and obligations arising under this Agreement, or any document entered into pursuant to this Agreement Section 2.13 Product Warranties. (a) Seller warrants to Buyer that the Tedom Products obtained by the Company or Buyer during the validity of the JVA agreement shall: (i) in their warranty period conform to the specifications therefor and function as stated by Seller; (ii) in their warranty period be free from material defects; and (iii) been manufactured in accordance with good manufacturing practice and applicable law, provided that Buyer has timely informed Tedom in writing any changes to applicable law and US Standards. Each Tedom Product manufactured, sold, leased, or delivered by the Seller and/or Tedom has been in material conformity with all applicable contractual commitments and all express and implied warranties. The Tedom Products shall also be free and clear of all Encumbrances. ARTICLE III REPRESENTATIONS AND WARRANTIES OF BUYER Buyer represents and warrants to Seller that the statements contained in this ARTICLE III are true and correct as of the date hereof. For purposes of this ARTICLE III, “Buyer’s Knowledge,” “Knowledge of Buyer” and any similar phrases shall mean the actual or constructive knowledge of any director or officer of Buyer, after due inquiry. Section 3.01 Organization and Authority of Buyer; Enforceability. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware. Buyer has full corporate power and authority to enter into this Agreement and the documents to be delivered hereunder, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by Buyer of this Agreement and the documents to be delivered hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Buyer. This Agreement and the documents to be delivered hereunder have been duly executed and delivered by Buyer, and (assuming due authorization, execution and delivery by the other Parties to this Agreement) this Agreement and the documents to be delivered hereunder constitute legal, valid and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms. Section 3.02 No Conflicts; Consents. The execution, delivery and performance by Buyer of this Agreement and the documents to be delivered hereunder, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with the certificate of incorporation, by-laws or other organizational documents of Buyer; or (b) violate or conflict with any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Buyer; or (c) result in any violation, conflict with or constitute a default under the Company’s organizational documents or the LLC Agreement. No consent, approval, waiver or authorization not already obtained is required to be obtained by Buyer from any person or entity (including any

6 governmental authority) in connection with the execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby. Section 3.03 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Buyer. Section 3.04 Legal Proceedings. To Buyer’s Knowledge there is no action pending or, threatened against or by Buyer (a) relating to or affecting the transactions entered into with third parties in connection with the JVA; or (b) that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. To Buyer’s Knowledge, no event has occurred or circumstances exist that may give rise or serve as a basis for any such Action. Section 3.05 Buyer and Company Release. Subject to Seller’s and Tedom’s full performance of this Agreement and each document entered into pursuant hereto, each of Buyer and Company does hereby release and discharge Seller and Tedom from any and all claims, obligations, liabilities, debts, and causes of action, whether known or unknown, that Buyer or Company, respectively, now has or may hereafter have or assert, relating to, or in connection with, any acts, transactions, occurrences, omissions, or facts that have occurred on or before the Closing Date, that relate to the JVA or LLC Agreement. Each party acknowledges and agrees that this release does not extend to any representations, warranties and covenants contained in, and rights and obligations arising under this Agreement or any document entered into pursuant to this Agreement. Section 3.06 Knowledge of Company. Prior to the consummation of the transactions contemplated herein, Buyer is (a) the owner of 50% of the Company’s Membership Interests, and (b) has designated two members of the four member Board of Managers of the Company. As a result of such ownership and management roles in the Company, Buyer is intimately involved and knowledgeable in, the business operations, prospects, and financial affairs of the Company. Balance Sheet and the list of Material Contracts attached hereto as Exhibit D were approved by the Buyer prior to the Closing Date. To the Buyer´s Knowledge, to the date of the Balance Sheet, there are no other undisclosed monetary commitments, except those which are contained in the Balance Sheet, and no other Material Contracts, except those which are contained in Exhibit D. Section 3.07 No Other Representations or Warranties. Buyer acknowledges that each of Seller and Tedom has not, and is not, making any representations or warranties not explicitly set forth herein. Without limiting the foregoing, Buyer acknowledges that each of Seller and Tedom has not, and is not, making any representations or warranties with respect to the Company’s business, including without limitation, the business operations, investments, prospects and financial affairs and values of the Company. ARTICLE IV REPRESENTATIONS AND WARRANTIES OF TEDOM Tedom represents and warrants to Buyer that its statements contained in this ARTICLE IV are true and correct as of the date hereof. For purposes of this ARTICLE IV, “Tedom’s

7 Knowledge,” “Knowledge of Tedom” and any similar phrases shall mean the actual or constructive knowledge of any director or officer of Tedom, after due inquiry. Section 4.01 Organization and Authority of Seller and Enforceability. Tedom is a corporation duly organized, validly existing and in good standing under the laws of the Czech Republic. Tedom has full corporate power and authority to enter into this Agreement and the documents to be delivered hereunder, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. Section 4.02 No Conflicts or Consents. The execution, delivery, and performance by Tedom of this Agreement and the documents to be delivered hereunder and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with the certificate of incorporation, by laws, or other organizational documents of Tedom; (b) violate or conflict with any judgement, order, decree, statute, law, ordinance, rule or regulation applicable to Tedom; (c) conflict with, or result in any violation of, or default under, or give rise to a right of termination, acceleration or modification of any obligation or loss of any benefit under any contract or other instrument to which Tedom is a party; (d) result in any violation, conflict with or constitute a default under the Company’s organizational documents or the LLC Agreement or any other written agreement between the parties; or (e) result in the creation of imposition of any encumbrance on the Purchased Membership Interest. Section 4.03 Legal Proceedings. To Tedom’s Knowledge there is no action of any nature pending or, , threatened against or by Tedom (a) relating to or affecting the transactions entered into with third parties in connection with the JVA or LLC Agreement; or (b) that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. To Tedom´s Knowledge no event has occurred or circumstances exist that may give rise to, or serve as a basis for any such action. ARTICLE V CLOSING DELIVERIES Section 5.01 Seller’s Deliveries. At the Closing, Seller shall deliver to Buyer the following: (a) Copies of the resignation or resignations of the Seller’s representatives, if any, serving on the Management Committee, or similar governing body, of the Company or as an officer of the Company, such resignation to be effective as of the date hereof. (b) A certificate of the Secretary or Assistant Secretary (or equivalent officer) of Seller certifying as to (i) the resolutions of the board of directors (or equivalent managing body) of Seller, duly adopted and in effect, which authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby, and (ii) the names and signatures of the officers of Seller authorized to sign this Agreement and the documents to be delivered hereunder.

8 (c) A certificate pursuant to Treasury Regulations Section 1.1445-2(b) that Seller is not a foreign person within the meaning of Section 1445 of the Internal Revenue Code of 1986, as amended (“Code”). Section 5.02 Buyer’s Deliveries. At the Closing, Buyer shall deliver the following to Seller: (a) The Purchase Price. (b) A certificate of the Secretary or Assistant Secretary (or equivalent officer) of Buyer certifying as to (i) the resolutions of the board of directors (or equivalent managing body) of Buyer, duly adopted and in effect, which authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby, and (ii) the names and signatures of the officers of Buyer authorized to sign this Agreement and the documents to be delivered hereunder. (c) The additional deliveries required pursuant to Section 8.01 herein. Section 5.03 Tedom’s Deliveries. At the Closing, Tedom shall deliver the following to Buyer: (a) A certificate of the Secretary or Assistant Secretary (or equivalent officer) of Tedom certifying as to (i) the resolutions of the board of directors (or equivalent managing body) of Tedom, duly adopted and in effect, which authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby, and (ii) the names and signatures of the officers or other authorized signatories of Tedom authorized to sign this Agreement and the documents to be delivered hereunder. ARTICLE VI TAX MATTERS Section 6.01 Allocation of Company Income and Loss. Buyer and Seller shall request that the Company allocate all items of Company income, gain, loss, deduction or credit attributable to the Purchased Membership Interests for the taxable year of the Closing using the interim closing of the books method. Section 6.02 Tax Audit Procedures. Buyer and Seller shall request that the Company agree (a) not to elect into the partnership audit procedures enacted under Section 1101 of the Bipartisan Budget Act of 2015 (“BBA Procedures”) for any tax year beginning before January 1, 2018; (b) to annually elect out of the BBA Procedures for tax years beginning on or after January 1, 2018 pursuant to Code Section 6221(b) (as amended by the BBA); and (c) for any year in which applicable law and regulations do not permit the Company to elect out of the BBA Procedures and in which it receives a notice of final partnership adjustment, to timely elect the alternative procedure under Code Section 6226 (as amended by the BBA).

9 ARTICLE VII INDEMNIFICATION Section 7.01 Survival of Representations and Covenants. All representations, warranties, covenants and agreements contained herein and all related rights to indemnification shall survive the Closing. For purposes of this ARTICLE VII, any inaccuracy in or breach of any representation or warranty shall be determined without regard to any materiality or other similar qualification contained in or otherwise applicable to such representation or warranty. Section 7.02 Indemnification By Seller. Subject to the other terms and conditions of this ARTICLE VII, Seller shall defend, indemnify and hold harmless Buyer, its affiliates and their respective stockholders, directors, officers and employees from and against all claims, judgments, damages, liabilities, settlements, losses, costs and expenses, including attorneys’ fees and disbursements (collectively, “Losses”), arising from or relating to: (a) any inaccuracy in or breach of any of the representations or warranties of Seller contained in this Agreement or any document to be delivered hereunder; or (b) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by Seller pursuant to this Agreement or any document to be delivered hereunder. Section 7.03 Indemnification By Tedom and Buyer or Company. Subject to the other terms and conditions of this ARTICLE VII: (a) Tedom shall defend, indemnify and hold harmless Buyer, the Company, their affiliates and their respective stockholders, members, directors, managers, officers and employees from and against all Losses arising from or relating to: (i) any inaccuracy in or breach of any of the representations or warranties of Tedom contained in this Agreement or any document to be delivered hereunder; or (ii) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by Tedom pursuant to this Agreement or any document to be delivered hereunder. (iii) Tedom’s failure to provide and/or comply with the terms of the warranty applicable to any Tedom Product or the warranties set forth herein; or (iv) Any breach by Tedom or Seller (whether action on behalf of the Company or itself) in connection with any Company Contract prior to the Closing Date, the Buyer and Company Release under Section 3.05 in other aspects stays untouched. (b) Buyer or Company shall defend, indemnify and hold harmless Seller and Tedom, its affiliates and their respective stockholders, directors, officers and employees from and against all Losses arising from or relating to:

10 (i) any inaccuracy in or breach of any of the representations or warranties of Buyer or Company contained in this Agreement or any document to be delivered hereunder; (ii) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by Buyer or Company pursuant to this Agreement or any document to be delivered hereunder; or (iii) any losses or liabilities in respect of the Company that relate to the period from and after the Closing; or (iv) Buyer’s or Company´s failure to comply with the terms for installation, maintenance, execution of service works, making good of defaults or other warranty conditions terms in relation to Tedom´s products. Section 7.04 Indemnification Procedures. Whenever any claim shall arise for indemnification hereunder, the party entitled to indemnification (the “Indemnified Party”) shall promptly provide written notice of such claim to the other party (the “Indemnifying Party”). In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any Action by a person or entity who is not a party to this Agreement, the Indemnifying Party, at its sole cost and expense and upon written notice to the Indemnified Party, may assume the defense of any such Action with counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party shall be entitled to participate in the defense of any such Action, with its counsel and at its own cost and expense. If the Indemnifying Party does not assume the defense of any such Action, the Indemnified Party may, but shall not be obligated to, defend against such Action in such manner as it may deem appropriate, including, but not limited to, settling such Action, after giving notice of it to the Indemnifying Party, on such terms as the Indemnified Party may deem appropriate and no action taken by the Indemnified Party in accordance with such defense and settlement shall relieve the Indemnifying Party of its indemnification obligations herein provided with respect to any damages resulting therefrom. The Indemnifying Party shall not settle any Action without the Indemnified Party’s prior written consent (which consent shall not be unreasonably withheld or delayed). Section 7.05 Agreements Related to Product Warranty Liability. (a) In case of warranty liability for the Tedom Products under Section 2.13 the indemnification shall be provided as follows: (i) The Party responsible for delivery of the Tedom´s Product to Buyer or Company, shall provide the Company or Buyer with spare parts needed for making good of any default under its warranty liability. The spare parts shall be delivered for free and under delivery conditions under section DDP of Incoterms 2010. Place of delivery shall be the place of installation of the relevant Tedom Product. (ii) Buyer or Company shall be responsible for providing all services required to implement warranty repairs in timely manner and all such services shall be provided by individuals who have completed all required training. Tedom shall

11 reimburse Buyer or Company for all services required to implement warranty repairs, provided Buyer or Company supplies Tedom with proper documentation of the warranty repairs. Such reimbursement shall be on a “most favored nation” (based on prices for orders for similar services and with similar terms). (iii) This stipulation under (i) - (ii) are valid until the signature of service contract according to the Section 8.02 (n). After that the stipulations of such service contract are applicable for any warranty claim relating to the Tedom Products. (b) In case of warranty liability for the Tedom Products under Section 8.02 the indemnification shall be provided in line with service contract under Section 8.02 letter (n). (c) Without limiting the foregoing under (a) and (b) of this Section, Buyer and Company acknowledge and agree that in respect of the warranty liability they, their affiliates and their respective stockholders, directors, officers and employees, are not entitled to any other indemnification. Section 7.06 Indemnification in relation with Balance Sheet and Material Contracts. Buyer, its affiliates and their respective stockholders, directors, officers and employees is not entitled to any indemnification for Seller´s warranty: (a) in relation to the Balance Sheet with respect to monetary commitments known to Buyer to the date of the Balance Sheet; or (b) in relation to Material Contracts with respect to contracts known to Buyer that are not included in Exhibit D of this Agreement. Section 7.07 Payments. Once a Loss is agreed to by the Indemnifying Party or finally adjudicated to be payable pursuant to this ARTICLE VII, the Indemnifying Party shall satisfy its obligations within ten (10) Business Days of such final, non-appealable adjudication by wire transfer of immediately available funds. Section 7.08 Tax Treatment of Indemnification Payments. All indemnification payments made under this Agreement shall be treated by the parties as an adjustment to the Purchase Price for Tax purposes, unless otherwise required by law. Section 7.09 Effect of Investigation. No party’s right to indemnification or other remedy based on the representations, warranties, covenants and agreements of any other party contained herein will be affected by any investigation conducted by such party with respect to, or any knowledge acquired by such party at any time, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant or agreement. Section 7.10 Cumulative Remedies. The rights and remedies provided in this ARTICLE VII are cumulative and are in addition to and not in substitution for any other rights and remedies available at law or in equity or otherwise.

12 ARTICLE VIII WIND-DOWN PROVISIONS Section 8.01 Additional Transactions to Be Effected at the Closing. At the Closing, the Buyer shall pay, on behalf of the Company, (i) Indebtedness of the Company to be paid at Closing in the amounts and to the persons set forth on Exhibit C attached hereto, and (ii) the Closing Date Payment (as defined on Exhibit C), in each case by wire transfer of immediately available funds to the accounts and in the amounts specified on and as specifically set forth on Exhibit C attached hereto; Section 8.02 Agreements and Covenants of Seller and Tedom. (a) Tedom was permitted to hire Walter Gray since November 1, 2017 in order to pursue any leads for sales of Tedom Products to third parties that are not prohibited parties to Tedom, as identified in Exhibit F of this Agreement. Mr. Gray will be permitted to pursue any leads for the sales of Tedom Products, except for such Tedom Products that the Buyer or Company have exclusivity for as provided in Section 8.02(b). Mr. Gray will not be permitted to contact or to pursue any leads for customers, representatives, and agents, as identified as the Buyer’s or the Company’s in Exhibit F of this Agreement during the eighteen (18) months after the signature of this agreement. The parties to this Agreement agree that the Company was not responsible for paying Mr. Gray’s salary, benefits, or any other expenses after November 1, 2017. (b) Tedom hereby grants to Buyer and Company, for a period from the date hereof through a minimum of December 31, 2018, but continuing until termination of such right in writing by the parties (the “Exclusivity Period”), the sole and exclusive right to market, sell, offer for sale, and distribute the Tedom Products known as Micro T 35 unit in the “Territory” which means the State of New York, the State of New Jersey, and the Greater New York City consisting of the New York-Newark NY-NJ-CT-PA, combined statistical area as stated in the most recent U.S. census bureau report, Massachusetts, Maine, Vermont, New Hampshire, Connecticut and Rhode Island, , whether through sales agents and distributors or otherwise; provided that Buyer or Company has submitted purchase orders to Tedom and Tedom has approved such purchase orders, which Tedom shall not unreasonably withhold or delay, for at least fifteen (15) such units at the prices set forth on Exhibit E during the calendar year 2018; provided, that if Buyer fails to meet such minimum requirement, the Exclusivity Period shall automatically terminate on December 31, 2018, and Tedom shall, notwithstanding anything to the contrary herein, thereafter have the right to change the terms of sales, including pricing for the Micro T35 units, that Buyer or Company wish to purchase. During each calendar year of the Exclusivity Period (unless earlier terminated), the minimum number of Micro T35 units to be sold in the Territory shall increase by an additional five (5) units over the prior calendar year’s minimum requirement, with the exception for calendar year 2019 when the minimum number of Micro T35 units to be sold in the Territory shall increase by an additional seven (7) units over the prior calendar year, up to a maximum of forty (40) required units; provided, that if Buyer fails to reach such minimum number of sales in any calendar year at the prices set forth on Exhibit E attached hereto, and , the Exclusivity Period shall automatically terminate on December 31 of such calendar year, and Tedom shall, notwithstanding

13 anything to the contrary herein, thereafter have the right to change the terms of sales, including pricing for any Tedom Products, including the Micro T35 units, that Buyer or Company wish to purchase. Unless agreed in writing by the parties, Tedom nor Seller shall market, sell, offer for sale, or distribute such Micro T35 units within the Territory during such Exclusivity Period. Notwithstanding the prices on Exhibit E, the parties agree that if, from time to time, the cumulative effect on costs to Tedom on Tedom Products or Spare Parts or any other goods and services sold to Company or Buyer caused by the exchange rate between USD and CZK or changes in the Producer Price Index published by the U.S. Bureau of Labor Statistics at any point during the Exclusivity Period is such that the then current costs have increased by five percent (5%) or more, then Tedom shall have the right to increase the then current prices charged by Tedom to the Company or Buyer by the percentage that such costs have increased, upon written notice to Buyer; provided, however, if such increases would cause the prices to be prohibitively out of market, the parties shall to the extent commercially reasonable work together in good faith on the competitiveness of the pricing. Notwithstanding anything to the contrary contained herein, Buyer or Company may (directly or indirectly) market, sell, offer for sale, or distribute the Micro T35 units outside of the Territory only after prior written consent from Seller or Tedom. (c) For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Tedom and Seller, intending to be legally bound, hereby agree and covenant, in each case for the period commencing on the date hereof and ending eighteen (18) months thereafter, not to: (i) engage in Tedom Prohibited Activity within the Territory. For purposes of this Section 8.02, “Tedom Prohibited Activity” is activity in which Tedom or Seller, whether through their own actions or the actions of another person, contributes knowledge, directly or indirectly, in whole or in part, as an employee, employer, owner, operator, manager, advisor, consultant, agent, partner, director, stockholder, officer, volunteer, intern, or any other similar capacity to engage in the same business as the Buyer Business. Tedom Prohibited Activity also includes activity that may require or inevitably require disclosure of trade secrets, proprietary information, or any other Confidential Information of Buyer and/or the Company. “Buyer Business” means selling, manufacturing, installing and maintaining induction or invertor-based CHP cogeneration equipment using reciprocating engines in modules larger than 60kW and smaller than 230kW operating with natural gas as a fuel. Tedom Prohibited Activity also includes working with or through any customers, sales representatives or agents introduced to Tedom by Buyer that are set forth on Exhibit F; or (ii) distribute any products from any third parties in the United States that compete with the Buyer’s Products, and shall not enter into any agreement similar to the JVA with any person or entity to do so, including, without limitation, a joint venture agreement. “Buyer’s Products” means CHP cogeneration equipment using reciprocating natural gas engines in modules larger than 60kW and smaller than 230kW. The parties acknowledge that Aegis Energy Services Inc., Capstone Turbines Corporation and their distributors, 2G Cenergy, Cogen Power Technologies, Cogenco, CPL Distributed Generation Group, Inc., Ener-G Rudox

14 Inc., Yanmar, and Intelligen Power Systems are regarded by Buyer to be primary, but not exclusive, competitors of Buyer, as of the date of this Agreement. Buyer and the Company agree and acknowledge that the restrictions on competition contained in this Section 7.02(c) are the only restrictions on competition applicable to Tedom or Seller in relation to Buyer and Company, and that any other restrictions on competition in the JVA, the LLCA or any other document between the parties are terminated and extinguished in their entirety. (d) Tedom shall use its commercially reasonable efforts to attend to the fulfillment of all orders for the Tedom Products and their delivery in accordance with the terms of this Agreement and any other commercial agreement entered into between the Parties in connection herewith. “Delivery” means EXW delivery of the Tedom Products by Tedom to the Company and/or Buyer according to Incoterms 2010 conditions. Concurrently with the Closing, Buyer shall purchase from Tedom all Spare Parts (as defined in the JVA) currently stocked in the Company’s warehouse for the purchase price (to be paid at Closing) applicable to such Spare Parts set forth on Exhibit C attached hereto. Tedom shall provide to Buyer a schedule for maintenance. If Buyer and Tedom mutually agree, Buyer may purchase pursuant to Tedom standard purchase orders additional Spare Parts (to the extent Tedom has such Spare Parts available). The price of such Spare Parts shall be on a “most favored nation” (based on prices for orders for similar quantities and with similar terms, including delivery) basis as mutually agreed by the Parties in writing. Subject to the last sentence in this Section 8.02(d), for the avoidance of doubt, Tedom shall not be obligated to supply its Spare Parts to Buyer if similar spare parts of comparable quality shall be readily available to Buyer at competitive prices in the United States; provided, however, that notwithstanding anything to the contrary contained herein, Buyer shall not obtain any such similar spare parts from any person other than Tedom without the prior written consent of Tedom; provided further, however, that in the case that Tedom shall not provide such consent, Tedom shall be obligated to sell its Spare Parts to Buyer; (e) Tedom shall provide to the Company and/or Buyer, in English, a commercially reasonable quantity of promotional materials including high quality digital photos, graphical depictions, marketing materials, logos and other electronic materials, and all reasonably necessary user manuals, service manuals and the like to enable the Company and Buyer to effectively advertise and market the Micro T35 units hereunder, and, subject to the terms hereof, Tedom shall confirm all orders from the Company and/or Buyer or orders for Spare Parts from Buyer by signature with an order confirmation promptly after such orders are placed, but in no event shall such confirmation be delivered later than five business days after placement of such orders provided that technical parameters contained in order are precisely specified, no technical constraint prevents Tedom from confirmation of such order, delivery conditions are mutually acceptable where Tedom offers delivery date according to its current production capacity; (f) Tedom shall supply to the Company and Buyer all specifications, drawings, and technical materials reasonably required for use of the Micro T35 units by customers. The specification sheets, drawings and technical information (including but not limited to prospectuses, price-lists, and technical specifications) and all other documents delivered in

15 connection with this Agreement shall be in English, and Tedom shall promptly inform the Company and Buyer of all material changes in the performance of the Micro T35 units and of the components contained therein of which it becomes aware in the normal course of its business; (g) Tedom, at Tedom’s expense, shall be responsible for obtaining any and all necessary UL certifications, and Buyer, at Buyer’s expense, shall be responsible for obtaining all approvals, registrations, licenses, permits, authorizations, and certifications for the T-55 project installed at Oradell and any product contemplated herein, as well as any standard, certification and/or any other regulatory body’s or legal requirements for the sale, distribution, marketing or use of any products contemplated herein, including the CE Mark, UL certifications, and other product certifications required in connection therewith; (h) Tedom shall provide to the Company/and or Buyer a warranty with respect to the Merchantability of the Tedom Products and Spare Parts delivered after the date hereof as follows: (x) for units currently installed or slated to be installed by Company (A) twelve (12) months from the commissioning or (B) fifteen (15) months from expedition,, (y) with respect to Micro T35 units, an additional warranty for a period of another twelve (12) months, and in each case on top of the warranty period set forth in clause (x) herein, in exchange for a payment from Buyer to Tedom of USD $2,500 per unit (solely with respect to the Micro T35 units), the terms of which shall be agreed upon between the parties in writing, provided that the warranty service is contracted as provided for in Section 8.02(n); (i) Tedom will provide to the Company and Buyer, at Tedom’s own expense, reasonable customary engineering support services for the Micro T35 units, including but not limited to timely analysis, failure diagnosis, manuals, training documentation and other service information needed for the reliable service for all remotely monitored units on request with the access to the 24/7 monitoring center of Tedom via application eService. Additionally, Tedom will provide more advanced on-line monitoring packages of eServices for all remotely monitored Micro T35 units in accordance with the terms set forth on Exhibit H. Tedom will provide for Buyer’s employee’s access into such eService application for monitoring, controlling and diagnosis of all Micro T35 units in accordance with such Exhibit H; (j) Tedom will support Buyer and Company by providing email responses containing product related literature within one (1) Business Day of receiving requests, assuming Tedom has such literature available; and (k) This Section 8.02 does not, in any way, restrict or impede Tedom or Seller from exercising protected rights to the extent that such rights cannot be waived by agreement or from complying with any applicable law or regulation or a valid order of a court of competent jurisdiction or an authorized government agency, provided that such compliance does not exceed that required by the law, regulation or order. Tedom and/or Seller (as applicable) shall promptly provide written notice of any such order to Buyer.

16 (l) Upon sales of Micro T35 units by the Company exceeding US$1 million within the twelve (12) month period immediately following the Closing Date, Tedom shall deliver to Buyer a certificate of liability insurance for the types of insurance and in the amounts as set forth on Exhibit G attached hereto. (m) Tedom shall ensure that the Tedom Products comply with all applicable Laws and US Standards for power generation and utility interconnection laws. Buyer agrees to aid and assist to the best of its knowledge by timely informing Tedom in writing of any changes or impending changes to Laws and regulations that may impact use of Tedom Products of which it becomes aware. (n) After the execution of this Agreement, the Buyer and Tedom shall: (1) enter into a mutually acceptable service contract relating to the warranty service of Tedom Products. Deliveries of Tedom Products are conditioned upon valid Service Contract between Tedom and Buyer and Tedom may withhold delivery if there is no valid Service Contract; and (2) Tedom shall issue an invoice to the Buyer for the certain Spare Parts the Buyer has agreed to purchase, for a purchase price of $7,801.00 USD, that are currently owned by Tedom USA, and (3) Buyer will pay the invoice 174441432 for the commissioning at the Court Tower project site for the amount of $2,669.00 USD. (o) Tedom and Seller shall respond to questions regarding the relationship of the parties and the termination of the JVA by confirming that the parties have mutually agreed to terminate the relationship and the JVA and shall make no claim regarding any purported breach thereof by the Company or Buyer. Tedom and Seller further agree that they shall not make any representation or public statement inconsistent with the terms of this Agreement. Section 8.03 Post-Closing Covenants of Buyer and Company. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Company, intending to be legally bound, hereby agrees and covenants: (a) in each case for the period commencing on the date hereof and ending eighteen (18) months thereafter, not to: (i) except as otherwise provided herein, engage in Buyer Prohibited Activity within the Territory. For purposes of this Section 8.03, “Buyer Prohibited Activity” is activity in which Buyer, whether through its own actions or the actions of another person, contributes knowledge, directly or indirectly, in whole or in part, as an employee, employer, owner, operator, manager, advisor, consultant, agent, partner, director, stockholder, officer, volunteer, intern, or any other similar capacity to engage in the same business as the Tedom Business (as defined below). Buyer Prohibited Activity also includes activity that may require or inevitably require disclosure of trade secrets, proprietary information, or any other Confidential Information of Tedom; provided that Prohibited Activity does NOT include the distribution and/or sale of the Micro T35 units in accordance with the terms of this Agreement. “Tedom Business” means the production, distribution,

17 maintenance and service of cogeneration units based on reciprocating engines for modules smaller than 60kW or larger than 230kW. (ii) distribute any products from any third parties in the United States that compete with the Tedom Products that the Buyer or Company have the exclusive right to purchase under this Agreement and shall not enter into any agreement similar to the JVA with any person or entity to do so, including, without limitation, any joint venture or distribution agreement. The parties acknowledge that Aegis Energy Services Inc., Capstone Turbines Corporation and their distributors, 2G Cengy, Cogen Power Technologies, Cogenco, CPL Distributed Generation Group, Inc., Ener-G Rudox Inc., Caterpillar Inc., Waukesha Dresser, Yanmar, GE Jenbacher, MTU, Rolls Royce and Cummins are regarded by Tedom to be primary, but not exclusive, competitors of Tedom, as of the date of this Agreement. (iii) (applicable solely for Buyer) sell its Membership Interests in the Company to any third party; and (b) for a period of one (1) month commencing on the execution of this Agreement, to perform necessary administrative functions in order to facilitate the wind- down process, as agreed to between the parties. (c) This Section 8.03 does not, in any way, restrict or impede Buyer or Company from exercising protected rights to the extent that such rights cannot be waived by agreement or from complying with any applicable law or regulation or a valid order of a court of competent jurisdiction or an authorized government agency, provided that such compliance does not exceed that required by the law, regulation or order. Buyer and/or Company (as applicable) shall promptly provide written notice of any such order to Tedom. (d) The Buyer and the Company shall respond to questions regarding the relationship of the parties and the termination of the JVA by confirming that the parties have mutually agreed to terminate the relationship and the JVA and shall make no claim regarding any purported breach thereof by Tedom or the Seller. The Buyer and Company further agree that they shall not make any representation or public statement inconsistent with the terms of this Agreement. Section 8.04 JVA Provisions. The parties hereby acknowledge and agree that: (a) the JVA is terminated and no longer in force or effect; (b) no new Intellectual Property, as defined below, was created as a result of joint research and development conducted by the Company, or otherwise was patented or otherwise exploited in any way, and there exists no written or oral ownership agreement between the parties regarding any such new Intellectual Property, and no such party claims any ownership therein; and Company and Buyer shall have the sole rights to own project Oradell and all Company projects for Micro T35 in the Territory and during the exclusivity

18 period and under contract, whether written or oral, and all potential Company projects for Micro T35 in the Territory and during the exclusivity period pursuant to which any party hereto may have had discussions with the potential customer(s) in connection therewith for the purpose of providing the products and/or services Company provides, whether or not such Contract or potential Contract is listed on Exhibit D. To avoid any doubts Company does not have any rights to own any other projects for Tedom Products, other than (i) Micro T35 units, and (ii) the Micro T55 for the Oradell project. (c) Intellectual Property as used in this Agreement shall mean all intellectual property and industrial property comprising or relating to the following: (a) patents, patent applications (including U.S. and non-U.S. provisional applications and PCT applications), patent disclosures and inventions and discoveries which may be patentable and improvements thereto; (b) trademarks, service marks, trade dress, logos, trade names, service names and corporate names; (c) internet domain names, whether or not trademarks registered by any authorized private registrar or governmental authority, web addresses, web pages, website and URLs; (d) works of authorship, expressions, designs and design registrations, whether or not copyrightable, including copyrights and copyrightable works, software and firmware, application programming interfaces, architecture, files, records, schematics, data, date files, and databases and other specifications and documentation; (e) trade secrets, know-how, manufacturing and production processes and techniques, and secret formulas; and (f) all other intellectual property and industrial property, and all rights, interests and protections that are associated with, equivalent or similar to, or required for the exercise of, any of the foregoing, however arising in each case whether registered or unregistered and including all registrations and applications for, and renewals or extensions of, such rights or forms of protection pursuant to the laws of any jurisdiction throughout any part of the world. Section 8.05 Confidentiality. Confidential Information shall mean any information received by one party from another party and/or any information of a party to which another party otherwise has access in connection with the negotiation or performance of this Agreement, including without limitation: (a) the names of all past, present, and prospective customers, including all records regarding products sold or supplied to them; (b) the names of all past, present, and prospective employees of such party; (c) the party’s past, present, and prospective systems, trade secrets, methods and procedures used in operation of such party’s business; (d) any other oral, written electronic and/or recorded information of any party’s business, products, financial condition, operations, assets or liabilities; (e) any documentary information that is marked “confidential”, “private”, “secret”, “in confidence”, or “not to be disclosed” or with a similar marking; (f) all notes, analysis, summaries compilations, studies projections, forecast budgets, price list or records of any party that is marked confidential or which by its nature is confidential; (g) all research projects, works in process, future development, engineering, manufacturing, marketing, business plans, future products, sales, suppliers, investors and business partners; and (h) all intellectual property of such party. The parties acknowledge that as Members of the Company and as parties to the JVA they had access to and became acquainted with Confidential Information, and that owner of such Confidential Information would be irreparably harmed if the Confidential information were disclosed to competitors or made available to the public. No party shall, directly or indirectly,

19 disclose or use at any time, including without limitation, use for personal, commercial or proprietary advantage or profit, after the termination of the JVA and after the Closing Date of this Agreement. Each party in possession of Confidential Information shall take all appropriate steps to safeguard such information and to protect it against disclosure, misuse, espionage, loss and theft. The obligations in this Section 8.05 shall survive the Closing of this Agreement. ARTICLE IX MISCELLANEOUS Section 9.01 Expenses. Except as otherwise provided in Section 1.04, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses; provided, that Buyer is responsible for all such costs and expenses of the Company incurred after the Closing Date. Section 9.02 Further Assurances. Following the Closing, each of the parties hereto shall, and shall cause their respective affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement. The parties further agree to act at all times reasonably, in good faith and to provide each other party with all reasonable assistance in carrying out the activities detailed in this Agreement upon reasonable request, including but not limited to the delivery of additional executed documents and/or agreements. Each party hereto agrees that they will not at any time make, publish or communicate to any person or entity or in any public forum any defamatory or disparaging remarks, comments, or statements concerning any other Party, its subsidiaries or their respective businesses, or any of their independent contractors, officers, and existing and prospective customers, clients, suppliers, investors, and other associated third parties. Each party hereto agrees that it shall not, at any time, intentionally breach any provision of this Agreement or intentionally take any action or refrain from taking any action that could reasonably result in such a breach. Section 9.03 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by an internationally recognized overnight courier (receipt requested); or (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 9.03): If to Seller or Tedom: Výčapy 195 674 01 Třebíč Czech Republic Facsimile: N.A. E-mail: josef.jelecek@tedom.com Attention: CEO with a copy to: Chief Sales Officer

20 Facsimile: N.A. E-mail: tedom@tedom.com Attention: Miloslav Kužela If to Buyer: Tecogen Inc. 45 First Avenue, Waltham, MA 02451 Facsimile: 781-466-6466 E-mail: Bonnie.Brown@tecogen.com Attention: Chief Accounting Officer with a copy to: Buyer’s General Counsel 45 First Ave. Waltham, MA 02451 Section 9.04 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement. Section 9.05 Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify the Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible. Section 9.06 Entire Agreement. This Agreement and the documents to be delivered hereunder, constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter The Seller, Buyer and Tedom each hereby acknowledge that the JVA is null and void and superseded by the rights and obligations set forth in this Agreement and that the Seller and Tedom have no and will have no obligations or liabilities in respect of the LLC Agreement after the signature of the Wind-Down Agreement. In the event of any inconsistency between the statements in the body of this Agreement and those in documents to be delivered hereunder and the Exhibits, the statements in the body of this Agreement will control. Section 9.07 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party. No assignment shall relieve the assigning party of any of its obligations hereunder. Section 9.08 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. Section 9.09 Amendment and Modification. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto.

21 Section 9.10 Waiver. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. Section 9.11 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction). Section 9.12 Submission to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the Commonwealth of Massachusetts in each case located in the city of Boston and county of Suffolk County, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Section 9.13 Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated hereby. Section 9.14 Specific Performance. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity. Each party hereto (i) agrees that it shall not oppose the granting of such specific performance or relief and (ii) hereby irrevocably waives any requirements for the security or posting of any bond in connection with such relief. Section 9.15 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement. Section 9.16 SEC Provisions. If legal counsel to any party advises such party that it is or has become necessary for such party (or its affiliate) to publicly file this Agreement with the U.S. Securities and Exchange Commission (the “SEC”) or other regulatory authority, such party agrees to use its best efforts to seek confidential treatment of this Agreement pursuant to Rule 24b- 2 under the Securities Exchange Act of 1934 or any comparable rule or process of the SEC as in effect from time to time and/or of any other such regulatory authority, in cooperation with any party that desires such confidential treatment; provided, however, that the party that desires such

22 confidential treatment shall bear all fees and costs (including reasonable attorneys’ fees) directly related to seeking the same. Section 9.17 Independent Contractors. Each party will be deemed to be an independent contractor and will not have the authority to contract for any other party. Nothing in this Agreement creates any agency or employment relationship between the parties or an employee/employer relationship. No party or its representatives are employees of any other party for any purposes, including, but not limited to, the application of the Federal Insurance Contribution Act, the Social Security Act, the Federal Unemployment Tax Act, the provisions of the Internal Revenue Code, the State Revenue and Taxation Code relating to income tax withholding at the source of income, the Workers’ Compensation Insurance, Code 401(k) and, other benefit payments and third party liability claims. No party has any express or implied right or authority to assume or create any obligations on behalf of or in the name of any other party or to bind any other party to any contract, agreement or undertaking with any customer or other third party. Section 9.18 Recitals; Interpretation. The recitals to this Agreement are an integral part of this Agreement and are hereby incorporated herein with full effect. For purposes of this Agreement, (a) the words “include,” “includes” and “including” are deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole. Unless the context otherwise requires, references herein: (x) to sections, schedules and exhibits mean the sections of, and schedules and exhibits attached to, this Agreement; (y) to an agreement, instrument or other document means such agreement, instrument or other document; and (z) to a statute means such statute any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The schedules and exhibits referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein. All references to “$” or “dollars” mean the lawful currency of the United States of America. Whenever the masculine is used in this Agreement, the same shall include the feminine and whenever the feminine is used herein, the same shall include the masculine, where appropriate. Whenever the singular is used in this Agreement, the same shall include the plural, and whenever the plural is used herein, the same shall include the singular, where appropriate. [SIGNATURE PAGE FOLLOWS]

23 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized. TEDOM USA INC. (“Seller”) By_____________________ Name: Title: TEDOM a.s. (“Tedom”) By_____________________ Name: Title: TECOGEN INC. (“Buyer”) By_____________________ Name: Title: TTcogen LLC (“Company”) By_____________________ Name: Title: